UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2014

ROADSHIPS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141907	20-5034780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

134 Vintage Park Blvd, Suite A-183,
Houston, Texas 77070
281 606 4642
www.roadships.us

Registrant’s telephone number, including area code: 281-606-4642

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ROADSHIPS HOLDINGS, INC.

CURRENT REPORT ON FORM 8-K

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

a.
Resignation of Michael Norton-Smith as an Officer and a Director

On January 14, 2014, Michael Norton-Smith resigned as a director and as Chief Financial Officer of the Registrant. Mr. Norton-Smith advised the Registrant that he was resigning from the foregoing positions for personal reasons and has not expressed any disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices.

b.
Appointment of Micheal P. Nugent as Chief Financial Officer

On January 15, 2014, the Registrant’s Board of Directors duly appointed Micheal Nugent, the Chief Executive Officer of the Registrant, to act as interim Chief Financial Officer until such time as a qualified Chief Financial Officer has been engaged. The Registrant is actively seeking to engage new Chief Financial Officer but has not yet identified a suitable candidate

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired. NotApplicable

(b)	Pro forma Financial Information. NotApplicable

(c)	Shell Company Transaction. Not applicable.

(d)	Exhibits.

99.0	Resignation Letter – Micheal Norton-Smith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Roadships Holdings, Inc.

Date: January 17, 2014	By:	/s/ Michael Nugent
Michael Nugent
Chief Executive Officer